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                                                                    Exhibit 23.1




                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-90926.


                                  ARTHUR ANDERSEN LLP



Minneapolis, Minnesota,
    April 4, 1997